Employee Benefit Plans	6 Months Ended
Dec. 31, 2020
Postemployment Benefits [Abstract]
Employee Benefit Plans	EMPLOYEE BENEFIT PLANS
The Company has a pretax savings plan covering nearly all of its employees that is intended to qualify under Section 401(k) of the Internal Revenue Code. The Company matches each employee’s contributions up to 2% per plan year. Additionally, the Company makes a discretionary profit-sharing contribution based on achieving certain financial metrics to individuals who’ve participated in the plan during the year. The Company’s contributions were $2.1 million, $1.5 million, and $0.9 million for the years ended June 30, 2020, 2019, and 2018, respectively.
In addition, our Board of Directors and shareholders have adopted the 2020 Employee Stock Purchase Plan (the “ESPP”), which was effective as of May 21, 2020. The purpose of the ESPP is to provide the Company's eligible employees with an opportunity to purchase shares of its common stock through accumulated payroll deductions at 95% of the fair market value on the exercise date, but no less than the lesser of 85% of the fair market value of a share of common stock on the date the offering period commences or 85% of the fair market value of the common stock on the exercise date. As of June 30, 2020, the Company had not issued any shares through the ESPP, and there are 1.4 million shares reserved for future issuance under the plan.
The Company maintains self-insured medical benefit plans for its employees. The accrued liabilities associated with this program are based on the Company's estimate of the ultimate costs to settle known claims as well as claims incurred but not yet reported to as of the balance sheet date. The accrued liability for our self-insured benefit plans, which is included in accrued compensation and benefits on the consolidated balance sheet, was $0.7 million as of June 30, 2020. The Company was not self-insured as of June 30, 2019.